Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities to sign, any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Charles A. Fiumefreddo
Charles A. Fiumefreddo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Edwin J. Garn
Edwin J. Garn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Wayne E. Hedien
Wayne E. Hedien

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

/s/ James F. Higgins
James F. Higgins

APPENDIX A

MORGAN STANLEY

RETAIL AND INSTITUTIONAL FUNDS

AT

NOVEMBER 1, 2005

RETAIL FUNDS

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS

Active Assets Government Securities Trust

Active Assets Institutional Government Securities Trust

Active Assets Institutional Money Trust

Active Assets Money Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS

Active Assets California Tax-Free Trust

Active Assets Tax-Free Trust

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS

Morgan Stanley Aggressive Equity Fund

Morgan Stanley Allocator Fund

Morgan Stanley American Franchise Fund

Morgan Stanley American Opportunities Fund

Morgan Stanley Biotechnology Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley Equally-Weighted S&P 500 Fund

Morgan Stanley European Equity Fund Inc.

Morgan Stanley Financial Services Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley Global Advantage Fund

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Global Utilities Fund

Morgan Stanley Growth Fund

Morgan Stanley Health Sciences Trust

Morgan Stanley Income Builder Fund

Morgan Stanley Information Fund

Morgan Stanley International Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley Japan Fund

Morgan Stanley KLD Social Index Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Multi-Asset Class Fund - Domestic Portfolio

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Real Estate Fund

Morgan Stanley S&P 500 Index Fund

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Total Market Index Fund

Morgan Stanley Total Return Trust

Morgan Stanley Utilities Fund

Morgan Stanley Value Fund

BALANCED FUNDS

Morgan Stanley Balanced Growth Fund

Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND

Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

Morgan Stanley Convertible Securities Trust

Morgan Stanley Federal Securities Trust

Morgan Stanley Flexible Income Trust

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Trust

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Total Return Income Securities Fund

Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley New York Tax-Free Income Fund

Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

Morgan Stanley Select Dimensions Investment Series

•	American Opportunities Portfolio

•	Balanced Growth Portfolio

•	Capital Opportunities Portfolio

•	Developing Growth Portfolio

•	Dividend Growth Portfolio

•	Equally-Weighted S&P 500 Portfolio

•	Flexible Income Portfolio

•	Global Equity Portfolio

•	Growth Portfolio

•	Money Market Portfolio

•	Utilities Portfolio

Morgan Stanley Variable Investment Series

•	Aggressive Equity Portfolio

•	Dividend Growth Portfolio

•	Equity Portfolio

•	European Equity Portfolio

•	Global Advantage Portfolio

•	Global Dividend Growth Portfolio

•	High Yield Portfolio

•	Income Builder Portfolio

•	Information Portfolio

•	Limited Duration Portfolio

•	Money Market Portfolio

•	Income Plus Portfolio

•	S&P 500 Index Portfolio

•	Strategist Portfolio

•	Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley Government Income Trust

Morgan Stanley Income Securities Inc.

Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured California Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Securities

Morgan Stanley Insured Municipal Trust

Morgan Stanley Municipal Income Opportunities Trust

Morgan Stanley Municipal Income Opportunities Trust II

Morgan Stanley Municipal Income Opportunities Trust III

Morgan Stanley Municipal Premium Income Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.	Morgan Stanley Institutional Fund, Inc.

Active	Portfolios:

•	Active International Allocation Portfolio

•	Emerging Markets Portfolio

•	Emerging Markets Debt Portfolio

•	Equity Growth Portfolio

•	European Real Estate Portfolio

•	Focus Equity Portfolio

•	Global Franchise Portfolio

•	Global Value Equity Portfolio

•	International Growth Equity Portfolio

•	International Equity Portfolio

•	International Magnum Portfolio

•	International Small Cap Portfolio

•	Money Market Portfolio

•	Municipal Money Market Portfolio

•	Small Company Growth Portfolio

•	Technology Portfolio

•	U.S. Real Estate Portfolio

•	Value Equity Portfolio

Inactive Portfolios*:

•	Asian Equity Portfolio

•	China Growth Portfolio

•	Gold Portfolio

•	Micro-Cap Portfolio

•	Mortgage Backed Securities Portfolio

•	Municipal Bond Portfolio

•	U.S. Equity Portfolio

Morgan Stanley Institutional Fund Trust

Active Portfolios:

•	Advisory Foreign Fixed Income II Portfolio

•	Advisory Foreign Fixed Income Portfolio

•	Advisory Mortgage Portfolio

•	Balanced Portfolio

•	Core Plus Fixed Income Portfolio

•	Equity Portfolio

•	High Yield Portfolio

•	Intermediate Duration Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Limited Duration Portfolio

•	Mid-Cap Growth Portfolio

•	Municipal Portfolio

•	U.S. Core Fixed Income Portfolio

*	Have not commenced or have ceased operations

•	U.S. Mid-Cap Value Portfolio

•	U.S. Small-Cap Value Portfolio

•	Value Portfolio

Inactive Portfolios*:

•	Balanced Plus Portfolio

•	Growth Portfolio

•	New York Municipal Portfolio

•	Targeted Duration Portfolio

•	Value II Portfolio

3.	The Universal Institutional Funds, Inc.

Active Portfolios:

•	Core Plus Fixed Income Portfolio

•	Emerging Markets Debt Portfolio

•	Emerging Markets Equity Portfolio

•	Equity and Income Portfolio

•	Equity Growth Portfolio

•	Global Franchise Portfolio

•	Global Value Equity Portfolio

•	High Yield Portfolio

•	International Magnum Portfolio

•	Mid-Cap Growth Portfolio

•	Money Market Portfolio

•	Small Company Growth Portfolio

•	Technology Portfolio

•	U.S. Mid-Cap Value Portfolio

•	U.S. Real Estate Portfolio

•	Value Portfolio

Inactive Portfolios*:

•	Asian Equity Portfolio

•	Balanced Portfolio

•	Capital Preservation Portfolio

•	Core Equity Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Latin American Portfolio

•	Multi-Asset Class Portfolio

•	Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

•	Government Portfolio

•	Government Securities Portfolio

•	Money Market Portfolio

•	Prime Portfolio

•	Tax-Exempt Portfolio

•	Treasury Portfolio

•	Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Morgan Stanley High Yield Fund, Inc.

The Latin American Discovery Fund, Inc.

The Malaysia Fund, Inc.

The Thai Fund, Inc.

The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

Morgan Stanley Institutional Fund of Hedge Funds

Morgan Stanley Institutional Fund of Hedge Funds II

Alternative Investment Partners Absolute Return Fund

Alternative Investment Partners Absolute Return Fund STS